AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 2002
                                                          REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              ROWAN COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                       75-0759420
    (State or other jurisdiction                          (I.R.S. Employer
   of incorporation or organization)                    Identification Number)

   2800 POST OAK BOULEVARD, SUITE 5450                        77056-6127
            HOUSTON, TEXAS                                    (Zip Code)
(Address of Principal Executive Offices)


                              ROWAN COMPANIES, INC.
                  RESTATED 1988 NONQUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)

                                  C. R. PALMER
                              ROWAN COMPANIES, INC.
                       2800 POST OAK BOULEVARD, SUITE 5450
                           HOUSTON, TEXAS  77056-6127
                                  (713) 621-7800
  (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                   COPIES TO:

                                ROBERT V. JEWELL
                             ANDREWS & KURTH L.L.P.
                             600 TRAVIS, SUITE 4200
                              HOUSTON, TEXAS 77002
                                 (713) 220-4200


                         CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                                 Proposed Maximum    Proposed Maximum
                                               Amount to be       Offering Price    Aggregate Offering       Amount of
Title of Securities to be Registered          Registered (1)      Per Share (2)          Price (2)       Registration Fee
-------------------------------------------  -----------------  ------------------  -------------------  ----------------
Common Stock, par value $.125 per share (3)   4,000,000 shares     $ 24.00 (2)       $ 96,000,000 (2)       $ 8,832.00
-------------------------------------------  -----------------  ------------------  -------------------  ----------------

(1) Pursuant to Rule 416(a), there is also being registered such additional number of shares of Common Stock that become available under the foregoing plan in connection with certain exchanges in the number of outstanding Common Stock because of events such as recapitalizations, stock dividends, stock splits, reverse stock splits, or similar transactions.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended. The offering price per share and the aggregate offering price are based on the average of the high and low prices of the Registrant's Common Stock as reported on the New York Stock Exchange on December 16, 2002.

(3) Includes the preferred stock purchase rights (as adjusted and as subject to further adjustment in certain events, including stock splits, stock dividends, reverse stock splits or similar transactions) associated with the Common Stock.
================================================================================






                                EXPLANATORY NOTE

     The Registration Statement increases the number of shares of Rowan Companies, Inc. Common Stock, par value $.125 per share, that may be issued under the Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan from 10,000,000 to 14,000,000. The contents of the Company's Registration Statements on Form S-8, Registration Nos. 333-84369, 33-61444 and 33-33755 filed with the Securities and Exchange Commission on August 3, 1999, April 23, 1993 and March 13, 1990, respectively, are incorporated by reference herein.


                                    EXHIBITS

Exhibit
Number                Description
------                -----------


4.1 Restated Certificate of Incorporation of the Company, incorporated by reference to Exhibit 4.1 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491) and Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8,
          4.9, 4.10, 4.11 and 4.12 below.

4.2 Bylaws of the Company, amended as of August 1, 2002, incorporated by reference to Exhibit 3.1 to the Company's Form 10-Q/A for the quarterly period ended June 30, 2002 (File No. 1-5491).

4.3 Amended and Restated Rights Agreement, dated as of January 24, 2002, between the Company and Citibank, N.A. as Rights Agent, incorporated by reference to Exhibit 4.1 to Registration Statement on Form 8-A/A (File No. 1-5491).

4.4 Certificate of Change of Address of Registered Office and of Registered Agent dated July 25, 1984, incorporated by reference to
          Exhibit 4.4 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491).

4.5 Certificate of Amendment of Certificate of Incorporation dated April 24, 1987, incorporated by reference to Exhibit 4.5 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491).

4.6 Certificate of Designation of the Company's Series A Junior Preferred Stock dated March 2, 1992, incorporated by reference to Exhibit 4.2 to Registration Statement on Form 8-A/A (File No. 1-5491).

4.7 Certificate of Designation of the Company's Series III Preferred Stock dated November 30, 1994, incorporated by reference to Exhibit 4.7 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491).

4.8 Certificate of Designation of (and Certificate of Correction related thereto) the Company's Series A Preferred Stock dated August 5, 1998 and January 28, 1999, respectively, incorporated by reference to
          Exhibit 4.8 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491).

4.9 Certificate of Designation of the Company's Series B Preferred Stock dated June 24, 1999, incorporated by reference to Exhibit 4d to Form 10-K for the fiscal year ended December 31, 1999 (File No. 1-5491).

4.10 Certificate of Designation of the Company's Series C Preferred Stock dated July 28, 2000, incorporated by reference to Exhibit 4.10 to Registration Statement No. 333-44874 on Form S-3 (File No. 1-5491).

4.11 Certificate of Designation of the Company's Series D Preferred Stock dated May 22, 2001, incorporated by reference to Exhibit 4.11 to Registration Statement No. 333-82804 on Form S-3 (File No. 1-5491).

4.12 Certificate of Designation of the Company's Series E Preferred Stock dated October 30, 2001, incorporated by reference to Exhibit 4.12 to Registration Statement No. 333-82804 on Form S-3 (File No. 1-5491).

5.1*      Opinion of Andrews & Kurth L.L.P., counsel for Rowan Companies, Inc.

23.1*     Consent of Deloitte & Touche L.L.P.

23.4*     Consent of Andrews & Kurth L.L.P. (included as part of Exhibit 5.1).

24.1* Power of Attorney (set forth on the signature page of this registration statement).

99.1 Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan, incorporated by reference to Appendix C to the Notice of Annual Meeting and Proxy Statement dated March 20, 2002 (File No. 1-5491).
------------------------
* Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on December 17, 2002.

                           ROWAN COMPANIES, INC.
                           (Registrant)

                           By: C. R. PALMER
                               C. R. Palmer,
                               Chairman of the Board and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Rowan Companies, Inc. hereby constitutes and appoints C. R. Palmer, (with full power to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect hereto, with the Securities Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on this 17th day of December, 2002.

     Signature                Title
     ---------                -----

     C. R. PALMER            Chairman of the Board and Chief Executive  Officer
    (C. R. Palmer)           (Principal Executive Officer and  Director)

     E. E. THIELE            Senior Vice President - Finance,Administration
    (E. E. Thiele)           and Treasurer
                             (Principal  Financial Officer)

     WILLIAM H. WELLS        Controller
    (William H. Wells)       (Principal Accounting Officer)

     HENRY O. BOSWELL        Director
    (Henry O. Boswell)

     HANS M. BRINKHORST      Director
    (Hans M. Brinkhorst)

     R. G. CROYLE            Director
    (R. G. Croyle)

     WILLIAM T. FOX  III     Director
    (William T. Fox  III)

     FREDERICK R. LAUSEN     Director
    (Frederick R. Lausen)

     H. E. LENTZ             Director
    (H. E. Lentz)

     D. F. MCNEASE           Director
    (D. F. McNease)

     LORD  MOYNIHAN          Director
    (Lord  Moynihan)

                                  EXHIBIT INDEX

Exhibit
Number                Description
--------              -----------

4.1 Restated Certificate of Incorporation of the Company, incorporated by reference to Exhibit 4.1 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491) and Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8,
          4.9, 4.10, 4.11 and 4.12 below.

4.2 Bylaws of the Company, amended as of August 1, 2002, incorporated by reference to Exhibit 3.1 to the Company's Form 10-Q/A for the quarterly period ended June 30, 2002 (File No. 1-5491).

4.3 Amended and Restated Rights Agreement, dated as of January 24, 2002, between the Company and Citibank, N.A. as Rights Agent, incorporated by reference to Exhibit 4.1 to Registration Statement on Form 8-A/A (File No. 1-5491).

4.4 Certificate of Change of Address of Registered Office and of Registered Agent dated July 25, 1984, incorporated by reference to
          Exhibit 4.4 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491).

4.5 Certificate of Amendment of Certificate of Incorporation dated April 24, 1987, incorporated by reference to Exhibit 4.5 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491).

4.6 Certificate of Designation of the Company's Series A Junior Preferred Stock dated March 2, 1992, incorporated by reference to Exhibit 4.2 to Registration Statement on Form 8-A/A (File No. 1-5491).

4.7 Certificate of Designation of the Company's Series III Preferred Stock dated November 30, 1994, incorporated by reference to Exhibit 4.7 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491).

4.8 Certificate of Designation of (and Certificate of Correction related thereto) the Company's Series A Preferred Stock dated August 5, 1998 and January 28, 1999, respectively, incorporated by reference to
          Exhibit 4.8 to Registration Statement No. 333-84369 on Form S-8 (File No. 1-5491).

4.9 Certificate of Designation of the Company's Series B Preferred Stock dated June 24, 1999, incorporated by reference to Exhibit 4d to Form 10-K for the fiscal year ended December 31, 1999 (File No. 1-5491).

4.10 Certificate of Designation of the Company's Series C Preferred Stock dated July 28, 2000, incorporated by reference to Exhibit 4.10 to Registration Statement No. 333-44874 on Form S-3 (File No. 1-5491).

4.11 Certificate of Designation of the Company's Series D Preferred Stock dated May 22, 2001, incorporated by reference to Exhibit 4.11 to Registration Statement No. 333-82804 on Form S-3 (File No. 1-5491).

4.12 Certificate of Designation of the Company's Series E Preferred Stock dated October 30, 2001, incorporated by reference to Exhibit 4.12 to Registration Statement No. 333-82804 on Form S-3 (File No. 1-5491).

5.1 *     Opinion of Andrews & Kurth L.L.P., counsel for Rowan Companies, Inc.

23.1 *    Consent of Deloitte & Touche L.L.P.

23.4 *    Consent of Andrews & Kurth L.L.P. (included as part of Exhibit 5.1).

24.1 * Power of Attorney (set forth on the signature page of this registration statement).

99.1 Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan, incorporated by reference to Appendix C to the Notice of Annual Meeting and Proxy Statement dated March 20, 2002 (File No. 1-5491).
----------------------------------
* Filed  herewith.

                                                                     EXHIBIT 5.1

                     [Letterhead of Andrews & Kurth L.L.P.]
                          600 Travis Street, Suite 4200
                               Houston, TX  77002

                                December 17, 2002

Rowan Companies, Inc.
2800 Post Oak Boulevard, Suite 5450
Houston, Texas 77056-6127


Ladies  and  Gentlemen:

     We have acted as counsel to Rowan Companies, Inc., a Delaware corporation (the "Company"), in connection with the preparation and filing of the Registration Statement on Form S-8 (the "Registration Statement"), under the Securities Act of 1933, as amended (the "Securities Act"), relating to the proposed offering by the Company of up to 4,000,000 shares (the "Shares") of the Company's common stock (and associated preferred stock purchase rights), par value $0.125 per share (the "Common Stock"), which are subject to issuance by the Company under the Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan (the "Plan").

     We have examined originals or copies of (i) the Plan, (ii) the Restated Certificate of Incorporation of the Company, (iii) the Bylaws of the Company as in effect on the date hereof, (iv) certain resolutions of the Board of Directors of the Company certified to us to be true and correct by the Company's Secretary, and (v) such other documents and records as we have deemed necessary and relevant for purposes hereof. We have relied upon certificates of public officials and officers of the Company as to certain matters of fact relating to this opinion and have made such investigations of law as we have deemed necessary and relevant as a basis hereof. We have not independently verified any factual matter relating to this opinion.

     We have assumed and have not verified (i) the genuineness of all signatures on all documents that we have examined, (ii) the legal capacity of all natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to the authentic originals of all documents supplied to us as certified or photostatic or faxed copies.

     Based upon the foregoing, and subject to the limitations and assumptions set forth herein, and having due regard for such legal considerations as we deem relevant, we are of the opinion that (i) the issuance of the Shares in accordance with the Registration Statement has been duly authorized by the Company, and (ii) the Shares, when thereafter issued against payment therefore as required under the Plan, will be validly issued, fully paid and non-assessable.

     The foregoing opinion is based on and is limited to the corporate laws of the State of Delaware and we render no opinion with respect to the laws of any other jurisdiction.

     We consent to the filing of this opinion as an exhibit to the Registration Statement, and we further consent to the reference to our firm appearing on the cover of the Registration Statement. In giving these consents, we do not thereby admit that we are within the category of persons whose consent is required under
Section 7 of the Securities Act or the rules and regulations issued thereunder.

                                Very truly yours,

                                /s/ Andrews & Kurth L.L.P.
























                                                                    EXHIBIT 23.1


INDEPENDENT  AUDITORS'  CONSENT

We consent to the incorporation by reference in this Registration Statement of Rowan Companies, Inc. on Form S-8 of our report dated March 14, 2002, incorporated by reference in the Annual Report on Form 10-K of Rowan Companies, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Houston, Texas
December 17, 2002